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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2005

                               -------------------

                       BANC OF AMERICA FUNDING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -------------------

         DELAWARE                    333-121559                56-1930085
(STATE OR OTHER JURISDICTION        (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NUMBER)

                             214 NORTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            (ADDRESS AND ZIP CODE OF
                          PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (704) 386-2400

                               -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On December 22, 2004, the Registrant filed with the Securities and Exchange
Commission a registration statement on Form S-3 (File No. 333-121559) (the
"Registration Statement") with respect to the offering from time to time of
Mortgage Pass-Through Certificates. The Registrant is filing as Exhibit 5.1 and
Exhibit 8.1 hereto a copy of the opinions of Hunton & Williams LLP to be incorporated by reference into the Registration Statement.

Filing of Computational Materials

     On or about March 30, 2005, the Registrant will cause the issuance and sale of the Banc of America Funding 2005-2 Trust, Mortgage Pass-Through Certificates,
Series 2005-2, consisting of Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4,
Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10,
Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class
1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 2-A-1,
Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 1-A-R, Class 1-A-LR
Class 30-IO, Class 30-PO (the "Senior Certificates"), Class B-1, Class B-2, and
Class B-3, (the "Subordinate Certificates") (the Senior Certificates,
collectively with the Subordinate Certificates, are referred to herein as the
"Offered Certificates") pursuant to a Pooling and Servicing Agreement, to be dated March 30, 2005, among the Registrant, as depositor, Wells Fargo Bank,
N.A., as Master Servicer and Securities Administrator, and Wachovia Bank,
National Association as trustee.

     In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC (the "Underwriter"), that the
Underwriter has furnished to prospective investors Computational Materials (as defined in the no-action letter, dated May 20, 1994, issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder,
Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral
Term Sheets and Structural Term Sheets (as each are defined in the no-action letter, dated February 17, 1995, issued by the Securities and Exchange
Commission to the Public Securities Association), prepared by Banc of America
Securities LLC, which are hereby filed pursuant to such letters (collectively, the "Filed Documents").

     The Filed Documents have been provided to the Registrant by the
Underwriter. The information in the Filed Documents is preliminary and may be superseded by the final Prospectus Supplement relating to the Offered
Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus
Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered
Certificates.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         5.1      Opinion of Hunton & Williams LLP, dated March 23, 2005,
                  regarding certain matters related to Banc of America Funding
                  Corporation

         8.1      Opinion of Hunton & Williams LLP, dated March 23, 2005,
                  regarding certain tax matters related to Banc of America
                  Funding Corporation

         99.1     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.2     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.3     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.4     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.5     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.6     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.7     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.8     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.9     Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.10    Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.11    Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.12    Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.13    Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.14    Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.15    Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

         99.16    Computational Materials, Structural Term Sheets and Collateral
                  Term Sheets prepared by Banc of America Securities LLC in
                  connection with Banc of America Funding 2005-2 Trust, Mortgage
                  Pass-Through Certificates, Series 2005-2

                            Signature page to follow

                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2005

                                             BANC OF AMERICA FUNDING CORPORATION

                                             By: /s/ Scott Evans
                                                 -------------------------------
                                                 Scott Evans
                                                 Senior Vice President